EXHIBIT 99.1

TMX Interactive, Inc.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
TMX Interactive, Inc.
Conshohocken, PA 19428

We have audited the accompanying balance sheet of TMX Interactive, Inc. as of December 31, 2009 and 2008 restated and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TMX Interactive, Inc. as of December 31, 2009 and 2008 restated and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that TMX Interactive, Inc. will continue as a going concern.  As discussed in Note B of the financial statements, under existing circumstances, there is substantial doubt about the ability of TMX Interactive, Inc. to continue as a going concern at December 31, 2010.  Management’s plans in regard to that matter also are described in Note B.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of general and administrative expenses on page 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Clairmont, Paciello & Co., P.C.

King of Prussia, Pennsylvania
July 26, 2010

TMX INTERACTIVE, INC.
BALANCE SHEETS
DECEMBER 31,
ASSETS

	2009	2008 RESTATED
CURRENT ASSETS
Cash	$159,466	$61,843
Accounts receivable	844,615	782,460
Prepaid expenses	20,543	90,670

TOTAL CURRENT ASSETS	1,024,624	934,973

PROPERTY AND EQUIPMENT	161,997	161,997
Less accumulated depreciation	(60,491)	(36,811)

	101,506	125,186
OTHER ASSETS
Deposits	16,010	16,010
Patents(net of accumulated amortization of $101,293 and $90,609 for the years ended December 31, 2009 and 2008	5,546	16,230

TOTAL OTHER ASSETS	21,556	32,240

	$1,147,686	$1,092,399

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$83,106	$293,856
Accrued expenses	—	27,395
Accrued interest	12,740	12,771
Current portion of long-term debt	14,385	12,515
Deferred revenue	908,482	683,925
Due to factor	603,692	591,560

TOTAL CURRENT LIABILITIES	1,622,405	1,622,022

LONG-TERM DEBT
Accrued interest	2,280,071	1,555,796
Mandatory redeemable preferred stock	29,773,425	28,093,425
Notes payable – net of current portion	5,920,906	4,193,958

TOTAL LONG-TERM DEBT	37,974,402	33,843,179

TOTAL LIABILITIES	39,596,807	35,465,201

STOCKHOLDERS' DEFICIT
Preferred stock	2,518,129	2,368,129
Common stock, $.001 par value, 12,000,000 authorized 3,966,250 issued and outstanding	3,966	3,966
Accumulated deficit	(40,971,216)	(36,744,897)

TOTAL STOCKHOLDERS’ DEFICIT	(38,449,121)	(34,372,802)

	$1,147,686	$1,092,399

See notes to financial statements.

TMX INTERACTIVE, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31,

		2008
	2009	RESTATED

SALES	$2,230,298	$4,790,095

COST OF GOODS SOLD	1,479,402	2,305,844

GROSS PROFIT	750,896	2,484,251

GENERAL AND ADMINISTRATIVE EXPENSES	2,346,694	2,963,478

LOSS FROM OPERATIONS	(1,595,798)	(479,227)

OTHER INCOME (EXPENSES)
Interest income	—	24
Interest expense	(800,521)	(568,562)
Interest expense – mandatorily Redeemable preferred stock	(1,680,000)	(1,680,000)

	(2,480,521)	(2,248,538)

NET LOSS	$(4,076,319)	$(2,727,765)

See notes to financial statements.

TMX INTERACTIVE, INC.
STATEMENTS OF STOCKHOLDERS’ DEFICIT AND PREFERRED STOCK
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008 RESTATED

						Total
	Class D				Accumulated	Members’ and
	Preferred Stock		Common Stock		Deficit	Stockholders’
	Shares	Amount	Shares	Amount	Stockholders’	Deficit
Balance at
January 1, 2008	1,172,682	$2,218,129	3,966,250	$3,966	$(33,867,132)	$(31,645,037)

Accretion of
Preferred Stock
To redemption
Value		150,000			(150,000)

Net loss					(2,727,765)	(2,727,765)

Balance at
December 31, 2008	1,172,682	2,368,129	3,966,250	3,966	(36,744,897)	(34,372,802)

Accretion of
Preferred Stock
To redemption
Value		150,000			(150,000)

Net loss					(4,076,319)	(4,076,319)

Balance at
December 31, 2009	1,172,682	$2,518,129	3,966,250	$3,966	$(40,971,216)	$(38,449,121)

See notes to financial statements.

TMX INTERACTIVE, INC.
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31,

		2008
	2009	RESTATED

OPERATING ACTIVITIES
Net loss	$(4,076,319)	$(2,727,765)
Adjustments to reconcile net
loss to net cash used in
operating activities:
Depreciation and amortization	34,364	75,994
Accretion of mandatorily redeemable
preferred stock	1,680,000	1,680,000
Changes in operating assets
and liabilities
(Increase) decrease in:
Accounts receivable	(62,155)	(376,089)
Other assets	70,127	(72,657)
Increase (decrease) in:
Accounts payable	(210,750)	161,530
Accrued expenses	(27,395)	(29,921)
Accrued interest	724,244	465,620
Deferred revenue	224,557	439,550

NET CASH USED IN OPERATING ACTIVITIES	(1,643,327)	(383,738)

INVESTING ACTIVITIES
Purchase of property and equipment	—	(7,915)

NET CASH USED IN INVESTING ACTIVITIES	—	(7,915)

FINANCING ACTIVITIES
Due to factor	12,132	116,840
Repayment of notes payable	(12,516)	(10,888)
Proceeds from long-term debt	1,741,334	—

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES	1,740,950	105,952

INCREASE (DECREASE) IN CASH	97,623	(285,701)

CASH AT BEGINNING OF YEAR	61,843	347,544

CASH AT END OF YEAR	$159,466	$61,843

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for:
Income taxes	$—	$—

Interest	$76,356	$99,830

See notes to financial statements.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying statements follows:

1.             Nature of operations
TMX Interactive, Inc. (the “Company”) was incorporated as a Pennsylvania Limited Liability Corporation (LLC) in January 1999.  In May 2000, the Company converted to a Delaware Corporation, and the membership interests were converted into shares of common stock. The Company is a full service digital communications and technology agency. The Company uses patented communications technologies in concert with strategic planning and creative talent to build brands and market for their customers throughout the United States. The Company provides website and microsite design, development and hosting services as well as Interactive Learning Programs (ILP), marketing programs, custom applications, and more.

2.             Accounts receivable
Accounts receivable is factored without recourse, the factor is responsible for collections and assumes all credit risk, and obtains all of the rights and remedies against Company’s customers. Factor reviews Company submitted funding requests of customer invoices on an case by case basis, reviewing items including but not limited to signed agreements authorizing TMX invoices and establishing customer’s obligations to pay such invoices, customer confirmations of receipt of invoices for payment processing, and other backup information as factor deems necessary and sufficient to approve funding under Company’s agreement with factor. The decision to accept an invoice to fund under Company’s agreement with factor, is the sole decision of factor, who has performed successful annual audits with Company to ensure best practices and compliance with factor policies and procedures.

3.             Allowance for doubtful accounts
Bad debts are recorded by the direct write-off method and are charged to operations when in management's opinion the account receivable becomes uncollectible.  The effects of using this method approximate those of the allowance method.

4.             Property and equipment
Property and equipment are stated at cost.  Depreciation is provided by straight-line method over the estimated useful lives of the related assets.  Depreciation amounted to $23,680 and $65,310 for the years ended December 31, 2009 and 2008.

5.             Use of estimates
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

6.	Cash equivalents
For purposes of preparing the statement of cash flows, the Company considers all short-term debt securities purchased with an original maturity of three months or less to be cash or cash equivalents.

7.	Fair Value of Financial Instruments
The Company’s financial instruments consist of cash, security deposits, due to shareholders, accounts payables, accrued expenses and a convertible debenture. The carrying values of these financial instruments approximate the fair value due to their short term maturities.

8.	Amortization
Patent fees are being amortized on a straight-line basis over a period of seven years. Amortization expense was $10,684 for 2009 and 2008.

9.	Advertising
Advertising costs are expensed as incurred. Advertising expense was $5,291 and $35,549 in 2009 and 2008.

10.	Shipping and handling costs
The Company records the amount of shipping and handling costs billed to customers as revenue. The cost incurred for shipping and handling has been included in cost of sales.

11.	Revenue recognition
Web application development services are contracted for on either a fixed price or time and materials basis.  For its fixed price engagements, the Company applies the proportional performance model to recognize revenue based on hours incurred in relation to total hours at completion. The Company has determined that hours are the most appropriate measure to allocate revenue among reporting periods, as they are the primary input when providing application development services.

Customers are invoiced monthly or upon the completion of milestones. For milestone based projects, since milestone pricing is based on expected hours and the duration of such engagements is relatively short, this input approach principally mirrors an output approach under the proportional performance model for revenue recognition on such fixed priced engagements.  For time and materials contracts, revenues are recognized as the services are provided.

Web application development services also include retained professional services contracted for on an “on call” basis or for a certain amount of hours each month. Such arrangements generally provide for a guaranteed availability of a number of professional services hours each month on a “use it or lose it” basis.   For retained professional services sold on a stand-alone basis we recognize revenue as the services are delivered or over the term of the contractual retainer period.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

11.           Revenue recognition (continued)
These arrangements do not require formal customer acceptance and do not grant any future right to labor hours contracted for but not used.

NOTE B – GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $4,076,000 during the year ended December 31, 2009, and as of that date, the Company's current liabilities exceeded its current assets by $1,600,000 and its total liabilities exceeded its total assets by $36,827,000. Those factors create an uncertainty about the Company's ability to continue as a going concern. Management of the Company is developing a plan to reduce its liabilities through sales of assets.  The ability of the Company to continue as a going concern is dependent on acceptance of the plan by the Company's creditors and the plan's success. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

On May 11, 2010, the Company agreed to sell certain assets to Bridgeline Digital, Inc., as described in Note U.

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	2009	2008

Computer software and hardware	$40,999	$40,999
Furniture and fixtures	9,228	9,228
Leasehold improvements	111,770	111,770
	161,997	161,997
Less: Accumulated depreciation	60,491	36,811

	$101,506	$125,186

Depreciation expense	$23,680	$65,310

NOTE D – LEASE COMMITTMENTS

The Company signed a five year lease for office space that expires on the last day of August, 2012.

Rent expense was $197,142 and $211,806 for 2009 and 2008.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE D – LEASE COMMITMENTS (CONTINUED)

The following is a schedule of future minimum lease payments:

Year ending
December 31	Amount

2010	$204,718
2011	205,683
2012	137,686

$548,087

Bridgeline Digital, Inc. assumed the lease obligations and security deposit of the Company upon the sale of assets on May 11, 2010.

NOTE E – LONG-TERM DEBT

The Company's obligation under notes payable consists of the following:

	2009	2008
12.5% note, with stated maturity date of June 30, 2011. The note is secured by intellectual property with a negative pledge agreement and is payable to a revocable trust Debt was forgiven on May 10, 2010.	$250,000	$250,000

8% note, with a stated maturity date of March 12, 2012. The note is payable to a venture capital group. Debt was forgiven on May 10, 2010.	250,000	250,000

15% note payable with an open maturity date. The note is payable to a revocable trust. Debt was forgiven on May 10, 2010.	850,000	849,666

15% note payable with an open maturity date. The note is payable to a venture capital group. Debt was forgiven on May 10, 2010.	1,651,000	1,651,000

Convertible note with a 6% interest rate. The note is payable to a corporate entity.	500,000	500,000

Line of credit bearing a 10% annual interest rate with a maturity date of February 5, 2011. The line is payable to a revocable trust. Debt was forgiven on May 10, 2010.	125,000	125,000

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE E – LONG-TERM DEBT (CONTINUED)

	2009	2008
Line of credit bearing a 10% annual interest rate with an open maturity date. The line is payable to a revocable trust. Debt was forgiven on May 10, 2010.	$175,000	$175,000

Line of credit bearing a 10% annual interest rate with an open maturity date. The line is payable to a revocable trust. Debt was forgiven on May 10, 2010.	200,000	200,000

Line of credit bearing a 10% annual interest rate with a stated maturity of February 5, 2011. The line is payable to a revocable trust. Debt was forgiven on May 10, 2010.	150,000	150,000

Note payable in monthly installments of $1,629 including interest of 14% through August, 2012; secured by leasehold improvements. Debt was forgiven on May 10, 2010.	43,291	55,807

10% note, with stated maturity date of July 7, 2009. The note is collateralized by property and is payable to a venture capital group. Debt was forgiven on May 10, 2010.	129,000	—

20% note, with stated maturity date of February 5, 2011. The note is collateralized by property and is payable to a venture capital group. Debt was forgiven on May 10, 2010	250,000	—

20% note, with stated maturity date of February 5, 2011. The note is payable to a venture capital group. Debt was forgiven on May 10, 2010.	35,000	—

20% note, with stated maturity date of February 5, 2011. The note is payable to a venture capital group Debt was forgiven on May 10, 2010.	252,000	—

Line of credit bearing a 20% annual interest rate with a maturity date of February 5, 2011. The line is payable to a corporate entity. Debt was forgiven on May 10, 2010.	100,000	—

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE E – LONG-TERM DEBT (CONTINUED)

	2009	2008
Note payable on September 1, 2011. The note is payable to a revocable trust.	$300,000	$—

Note payable on September 11, 2011. The note is payable to a revocable trust.	100,000	—

Note payable on September 12, 2011. The note is payable to a revocable trust.	100,000	—

20% note, with stated maturity date of February 5, 2011. The note is payable to a venture capital group. Debt was forgiven on May 10, 2010.	475,000	—
	$5,935,291	$4,206,473

Less current portion	(14,385)	(12,515)

	$5,920,906	$4,193,958

Future maturities of long-term debt are as follows:

Year ending
December 31	Amount

2010	$14,385
2011	2,282,534
2012	262,372
Thereafter	3,376,000

$5,935,291

Interest expense was $800,521 and $568,562 for 2009 and 2008.

On May 10, 2010, most of the Company’s debt obligation and accrued interest were forgiven and the Company will recognize $7,464,019 of income.

NOTE F - MANDATORILY REDEEMABLE PREFERRED STOCK

	2009	2008
Mandatorily redeemable preferred stock:
Class D redeemable, convertible preferred stock, ($.001 par value) 1,172,682 shares issued and outstanding	$2,518,129	$2,368,129
Class C redeemable, convertible preferred stock, ($.001 par value) 462,326 shares issued and outstanding	22,391,936	21,191,936

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE F - MANDATORILY REDEEMABLE PREFERRED STOCK (CONTINUED)

	2009	2008
Class A redeemable preferred stock, ($.001 par value) 17,280 shares issued and outstanding	$3,362,110	$3,189,310
Class B redeemable, convertible preferred stock, ($.001 par value) 108,000 shares issued and outstanding	140,088	132,888
Class B-1 redeemable, convertible preferred stock, ($.001) par value 200,000 shares issued and outstanding	5,559,291	5,259,291

NOTE G - CONCENTRATION OF RISK

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash. The Company maintains its cash investments in high credit quality financial institutions. At various times, the Company has deposits in excess of the Federal Deposit Insurance Corporation limit. The balances of cash and cash equivalents at a financial banking institution did not exceed the federally insured limit of $250,000 in 2009 and $100,000 in 2008.  The Company has not experienced any losses on these accounts.

NOTE H - RELATED PARTY TRANSACTIONS

A revocable trust advancing funds to the Company is owned by a relative of the former CEO of the Company. The amount outstanding was $1,749,666 with accrued interest of $693,842 and $594,204 in 2009 and 2008.  On May 10, 2010 the trust forgave $1,249,666 in loans and $744,398 in accrued interest.

NOTE I - CONTINGENCIES

Management asserts that for the years ended December 31, 2009 and 2008, there were no pending or threatened litigation claims or assessments against the Company. Management also indicated that there were no existing unasserted claims and assessments that needed to be disclosed in accordance with Statement of Financial Accounting Standards No. 5.

NOTE J - TRADE ACCOUNTS RECEIVABLE AND AMOUNTS DUE TO FACTOR

Pursuant to the terms of an agreement between company and a factor, the Company may choose to submit for funding selected customer invoices (trade accounts receivable) to the factor on a pre-approved non-recourse basis. For the invoices accepted and funded by the factor without recourse, the factor is responsible for collection, assumes all credit risk, and obtains all of the rights and remedies against the Company’s customers. Under the terms of the agreement, the factor advances the Company 80% of the receivables outstanding and collects a fee of .375% per month on the receivables balance. Upon customer payment of invoices, factor releases to Company the remaining 20% minus applicable fees and interest.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE J - TRADE ACCOUNTS RECEIVABLE AND AMOUNTS DUE TO FACTOR (CONTINUED)

Factor reviews Company submitted funding requests of customer invoices on an case by case basis, reviewing items including but not limited to signed agreements authorizing TMX invoices and establishing customer’s obligations to pay such invoices, customer confirmations of receipt of invoices for payment processing, and other backup information as factor deems necessary and sufficient to approve funding under Company’s agreement with factor. The decision to accept an invoice to fund under Company’s agreement with factor, is the sole decision of factor.

As of December 31, 2009 and 2008, the amount due factor was $603,692 and $591,560. Due to the receipt of a payment of $295,000 on December 31, 2007, the amount due to the factor is greater than 80% of the non-recourse balance. This is due to a timing difference with the factor recognition of the receipt of the payment until January 2008.

On May 10, 2010, the Company sold the accounts receivable and the amounts due to factor were assumed in accordance with the sale of its assets and liabilities to Bridgeline Digital, Inc.

NOTE K - DERERRED REVENUE

Upon issuing customer invoices (included in Trade AR), Company places into deferred revenue any amount of such invoices deemed appropriate to represent work yet-to-be performed or milestones yet to be reached. This includes but is not limited to deposits, license fees, maintenance which may be amortized over a fixed term.

On May 11, 2010, Bridgeline Digital, Inc. assumed the deferred revenue of the Company.

NOTE L - PREFERRED STOCK - ACCRETIONS

Redeemable preferred stock is initially recorded in an amount equal to the net proceeds from its issuance.  The carrying value of redeemable preferred stock is then increased by periodic accretions under the interest method so that the carrying amount will equal the redemption amount at the redemption date.  These increases are effected through charges against retained earnings, if available, then additional paid in capital, if available, then accumulated deficit. Charges to retained earnings were $150,000 for 2009 and 2008.

NOTE M - PREFERRED STOCK

In July 2000, the Company authorized 250,000 shares of preferred stock and designated and issued 17,280 shares of Class A redeemable preferred stock (the Class A Preferred”), and 720 shares as Class B convertible preferred stock (the “Class B Preferred”) to investors for $1,728,000 and $72,000, respectively.  On September 5, 2000, the Company increase authorized preferred stock to 5,000,000 and designated 200,000 shares as Class B-1 convertible preferred stock (the “Class B-1 Preferred”) and 462,326 shares as Class C convertible preferred stock (the “Class C Preferred”). Additionally, on September 5, 2000, 179,964 shares of Class B-1 Preferred were issued to investors for $3,000,000 less issuance costs of $48,210.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE M - PREFERRED STOCK (CONTINUED)

On September 5, 2000, the Company’s Class B Preferred split 150:1, resulting in a total of 108,000 shares outstanding.  On October 18, 2000, the common shares split 5:1 (retroactive application, see note 6); accordingly, the convertible preferred shares of Class B Preferred, Class B-1 Preferred and Class C Preferred are to be adjusted for the split upon conversion.

NOTE N - VOTING

The holders of the outstanding shares of the Company’s convertible preferred stock are entitled to vote, together with the holders of common stock, on all matters to be submitted to stockholders for a vote.  Each convertible preferred stockholder is entitled to the number of votes equal to the number of shares of common stock into which each preferred share is convertible at the time of such vote.

NOTE O - DIVIDENDS

The holders of the Class A, Class B, Class B-1, Class C and Class D Preferred are entitled to receive cumulative annual dividends of $10.00, $0.67, $0.33, $2.60, and $0.13 per share.

These dividends are payable upon the earliest of (i) declaration by the Board of Directors (ii) upon sale, merger or liquidation of Company.  Cumulative dividends shall not be payable upon conversion of the Class B, Class B-1, Class C and Class D Preferred Stock; Class A Preferred Stock is not convertible.

As of December 31, 2009 Class A, Class B, Class B-1, Class C, and Class D Preferred have cumulative unpaid dividends of $252,000, $1,055, $376,675, $826,408 and $568,129.

The dividends were forgiven upon the sale of assets on May 11, 2010 to Bridgeline Digital, Inc.

NOTE P - LIQUIDATION PREFERENCE

In the event of any liquidation event, whether voluntary or involuntary and including a change in control, the holders of the then outstanding Preferred Stock shall receive liquidation preferences, in the following order Class D Preferred, Class C Preferred, Class A Preferred, Class B Preferred, and then Class B-1 Preferred, in the amount of the original purchase price, plus all accumulated but unpaid dividends (the “respective “Liquidation Preferences”).

Distribution within each class is to be based pro rata on the number of shares then outstanding.  Any remaining proceeds from liquidation shall be distributed among the holders of the Company’s common stock and Class D and C Preferred on a pro rata basis as if the Class D and C Preferred had been converted into common stock (the “Participation Element”).

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE P - LIQUIDATION PREFERENCE (CONTINUED)

In lieu of receiving their Liquidation Preference, the holders of any series of the Company’s preferred stock may elect to share with the holders of the Company’s common stock on an as-if converted basis.

NOTE Q - CONVERSION

Each share of the Company’s convertible preferred stock, at the option of the holder, is convertible into a number of fully paid shares of common stock as determined by dividing by the respective preferred stock issue by the conversion price in effect at the time.  The conversion price is adjustable for stock splits and dilutive events as described in the Company’s certificated of incorporation.

The conversion price of the Class B, Class B-1, Class C and Class D Preferred was $0.13, $3.07, $4.68 and $1.28.  Upon conversion, no adjustment to the conversion price shall be made for any declared or unpaid dividends on the shares.  Conversion is automatic immediately upon (i) the closing firm commitment public offering in which the gross proceeds to the Company are at least $30,000,000, or (ii) the written consent or agreement of the holders of at least two-thirds (2/3) of the outstanding shares of such series to convert such shares to common stock.

NOTE R - MANDATORY REDEMPTION

On each of the fifth (5th), sixth (6th) and seventh (7th) anniversaries, the Company shall redeem 4,320 shares of Class A Preferred for an amount equal to the Class A Preferred Liquidation Preference.  The Company may at any time redeem all or any portion of the Class A Preferred for an amount equal to the Class A Liquidation Preference.  These shares are recorded as debt for reporting purposes.

At any time after January 28, 2006, the holders of a majority of the shares of Class B or Class B-1 Preferred may elect for the Company to redeem their series of preferred stock for the respective Class B and B-1 Preferred Liquidation Preference.  These shares are recorded as debt for reporting purposes.

At any time after January 28, 2006, the holders of a majority of the shares of Class C Preferred may elect for the Company to redeem their class of preferred stock for the greater of the Class C Preferred Liquidation Preference or the fair market value of the Class C Preferred at the time of redemption as determined by an independent appraiser.    These shares are recorded as debt for reporting purposes.

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE S - COMMON STOCK

On May 26, 2000, the Company converted from a Limited Liability Corporation to a Delaware Corporation, issuing 792,000 shares of common stock to the then members.  On September 5, 2000, the Company increased the authorized number of common shares by 10,000,000, to a total of 12,000,000.  On October 18, 2000, the Company authorized a 5:1 stock split, increasing the total shares issued and outstanding to 3,966,250.  As of December 31, 2009 the number of common stock authorized and outstanding remained unchanged.  Each share of common stock is entitled to one vote.  The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding.

T - INCOME TAXES

Under the asset and liability method of ACS 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance, when in the Company's opinion it is likely that some portion or the entire deferred tax asset will not be realized. After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance due to the uncertainty of realizing the deferred tax assets.

Utilization of the Company's net operating loss carryforwards are limited based on changes in ownership as defined in Internal Revenue Code Section 382. Due to ongoing losses and the establishment of a valuation allowance to offset deferred tax assets, the Company did not record a tax provision for the period ended December 31, 2009 and 2008.

ACS 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ACS 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The Company has a net operating loss carryforward for tax purposes totaling $27,609,803 and $26,461,000 at December 31, 2009 and 2008 expiring through the year 2025 and state net operating losses of $19,699,000 which will begin expiring in 2009.  Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

T - INCOME TAXES (CONTINUED)

Significant deferred tax assets at December 31, 2009 and 2008 are as follows:

	2009	2008
Gross deferred tax assets:
Net operating loss carry forwards	$(27,609,803)	$(26,461,000)

Total deferred tax assets	$11,441,502	$10,965,438

Less: valuation allowance	11,441,502	10,965,438

Deferred tax asset - net	$—	$—

The valuation allowance at December 31, 2008 was $10,965,438.  The net change in valuation allowance during the year ended December 31, 2009 was an increase of $476,064. In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will be realized.  The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2009.

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2009 and 2008 as follows:

	2009		2008

Expected tax benefit - Federal	$	(8,708,131)	$	(8,345,799)

Expected tax benefit - State		(2,733,371)		(2,619,639)

Total deferred tax assets		$(11,441,502)		$(10,965,438)

Change in valuation allowance		$476,064		$292,840

TMX INTERACTIVE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE T - INCOME TAXES (CONTINUED)

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for fiscal years 2009 and 2008:

	2009	2008

Computed “expected” tax benefit	(31.50)%	(31.50)%
State taxes net of “expected” tax benefit	(9.99)%	(9.99)%
Permanent differences	—%	—%
Change in valuation allowance	41.49%	41.49%
Effective tax rate	—%	—%

NOTE U - SUBSEQUENT EVENTS

On May 11, 2010, the Company sold certain assets and relinquished certain liabilities to Bridgeline Digital, Inc., located in Woburn, MA.  The sale price consisted of (i) cash of $100,000, (ii) the assumption of $642,016 of deferred revenue, (iii) a note in the amount of $500,000 payable over three years beginning January, 2011 with interest at 1% per annum (the note is unsecured and subordinated to the Company’s primary lender) and (iv) contingent consideration of up to $500,000 payable quarterly beginning with the quarter ending December 31, 2010, based on the achievement of certain defined operating metrics.

The assets excluded from the sale include patent #6,789,108 B1, Communicator Platform, and Campaign Manager.

NOTE V – RESTATEMENT OF 2008 FINANCIAL STATEMENTS

The Company has restated the mandatorily redeemable preferred stock as debt instead of equity in accordance with FAS 150.

The effect of this change was to record an interest expense of $1,860,000 on the statement of operations instead of on the statement of stockholders’ deficit. The financial statements have been restated accordingly.

SUPPLEMENTAL INFORMATION

TMX INTERACTIVE, INC.
SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
YEAR ENDED DECEMBER 31,

		2008
	2009	Restated

Advertising	$5,291	$35,549
Agent fees	—	—
Amortization	10,684	10,684
Bad debt expense	92,750	62,500
Bank charges	6,022	1,115
Bonus	3,000	5,000
Commissions	10,186	—
Computer expenses	33,436	60,363
Contracted services	80,808	739
Delivery and freight	3,070	4,876
Depreciation	23,680	65,310
Dues and subscriptions	3,353	5,398
Employee benefits	104,067	124,258
Factoring Expense	59,549	45,442
Insurance	46,202	59,848
Internet	69,983	91,848
Legal and professional	112,771	73,651
Meals and entertainment	12,828	33,055
Moving expense	—	3,610
Office expense	15,271	25,040
Parking and tolls	1,438	3,143
Payroll service	—	4,653
Recruiting	28,877	80,755
Rent	197,142	211,806
Repairs and maintenance	2,291	6,533
Salaries
Officers	833,684	1,002,237
Office	96,363	133,541
Sales	193,744	409,523
Security	—	2,549
Seminars	3,675	1,200
Small Equipment	124	1,941
Taxes
Payroll	164,074	246,261
Other	13,715	6,137
Telephone	34,178	44,658
Travel	70,285	82,111
Utilities	14,153	18,144

	$2,346,694	$2,963,478